                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 20, 2004

                                  FBO AIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                              333-56046 87-0617649
         (Commission File Number) (I.R.S. Employer Identification No.)

  9078 East Charter Oak, Scottsdale, AZ                                85260
(Address of Principal Executive Offices)                            (Zip Code)

                                           (480) 634-6565
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The Current Report on Form 8-K of FBO Air, Inc. (the "Company") as filed on August 27, 2004 (the "Prior Report") is hereby amended to (1) add a new Item
1.01 and (2) amend Item 9.01 to (i) add the audited and the unaudited financial statements of FBO Air, Inc., formerly an Arizona corporation until its merger with and into the Company; (ii) indicate the inapplicability of including pro forma financial statements; and (iii) adding Exhibits 10.4 and 10.5 to Item 9.01 and filing the same. Except as so modified, there were no other changes to the Prior Report.

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

     As previously reported in the Prior Report, FBO Air, Inc., an Arizona corporation ("FBO"), was merged (the "Merger"), effective August 20, 2004, with and into Shadows Bend Development, Inc., a Nevada corporation which, simultaneously with the Merger, changed its name to FBO Air, Inc. (the "Company"). Among the obligations of FBO which the Company assumed as a result of the Merger, as previously reported in the Prior Report, were FBO's obligations pursuant to a Convertible Loan Agreement dated April 16, 2004 (the "Convertible Loan Agreement") by and among FBO and the Investors named in Schedule A thereto, a copy of which Convertible Loan Agreement having been filed as Exhibit 10.1 to the Prior Report and being incorporated herein by this reference. Pursuant to the Convertible Loan Agreement, the Investors were to purchase $400,000 in principal amount of the Convertible Notes due April 15, 2009 (the "Convertible Notes"). A copy of the form of Convertible Note was filed as Exhibit 10.3 to the Prior Report and is incorporated herein by this reference. The Investors advanced $130,000 of the $400,000 in principal amount of the Convertible Notes to FBO (now the Company) on April 16, 2004 and the balance of $270,000 (the "Balance") was to be advanced to FBO (now the Company) upon the occurrence of the later of two specified transactions (the "Transactions"). Consummation of the Merger as of August 20, 2004 resulted in one of the two Transactions being effected.

     By an Amendatory Agreement dated as of July 26, 2004 (the "Amendment") by and among FBO and the Investors, a copy of which Amendment is filed as Exhibit
10.4 hereto and which is incorporated herein by this reference, the second Transaction was changed from just being the acquisition of the assets, rights and properties of Victory Aviation, L.L.C., which is the operator of an aviation fixed based operation in Fort Wayne, Indiana, to give FBO (now the Company) the alternative of acquiring the assets or the capital stock of another operator of an aviation fixed base operation. The Company also assumed FBO's obligations under the Amendment pursuant to the Merger. In addition, the Amendment gave FBO (now the Company) until December 16, 2004 (instead of September 16, 2004 as provided in the Convertible Loan Agreement) before the failure to consummate the two Transactions would become an Event of Default under the Convertible Notes and for the Investor to invest the Balance. During the months of August and October 2004, the Investors invested an additional $125,000 and $45,000, respectively, thereby reducing the Balance to be invested to $100,000. The Amendment also changed the date on which FBO's (now the Company's) obligation to begin paying interest on the Convertible Notes from July 1, 2004 to December 1, 2004. The Amendment superseded an Amendatory Agreement dated as of July 12, 2004 to the Convertible Loan Agreement, a copy of which was filed as Exhibit 10.2 to the Prior Report.

     The holders of the Convertible Notes had the right to convert their Convertible Notes initially into an aggregate of 35% of the shares of the Company's Common Stock, $.001 par value (the "Common Stock"), outstanding as of the effective date of the Merger (assuming no further issuances of shares of the Common Stock other than the specified transactions). By a letter agreement dated October 21, 2004, a copy of which is filed as Exhibit 10.5 hereto and which is incorporated herein by this reference, the 35% was increased to 40%. This change would result in the holders initially receiving upon conversion of all of the Convertible Notes an aggregate of 4,018,375 shares of the Common Stock as previously reported in the Prior Report.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

          The audited financial statements of FBO as of December 31, 2003 and for the period January 17, 2003 (inception) to December 31, 2003 and the unaudited financial statements as of June 30, 2004 and for the six-month period ended June 30, 2004, as listed in the index on page 5 of this Report, are filed herewith.

     (b) Pro Forma Financial Information.

          Not applicable. Prior to the Merger neither the Company nor FBO were operating companies. The Company does not consider the acquisition of FBO to be a "significant business combination" and reported the Merger only because of the Change in Control which it effected.

     (c) Exhibits.



Number    Description of Exhibit


   2 Agreement and Plan of Merger dated as of July 25, 2004 by and between the Company and FBO (without schedules).

   3 Certificate of Amendment to the Company's Certificate of Incorporation filed on July 30, 2004.

   10.1 Convertible Loan Agreement dated April 16, 2004 by and among FBO and the Investors named in Schedule A thereto.

   10.2 Amendatory Agreement dated as of July 12, 2004 to the Convertible Loan Agreement filed as Exhibit 10.1.

Number    Description of Exhibit


   10.3 Form of Convertible Note due April 15, 2009 issued pursuant to the Convertible Loan Agreement filed as of Exhibit 10.1.

   10.4 Amendatory Agreement dated as of July 26, 2004 to the Convertible Loan Agreement filed as Exhibit 10.1.

   10.5 Letter Agreement dated October 21, 2004 amending the Convertible Notes, the form of which is filed as Exhibit 10.2.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to a Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FBO AIR, INC.
                                                (Registrant)


Date:  November 3, 2004                         By:  /s/ Ronald J. Ricciardi
                                                         Ronald J. Ricciardi
                                                         President and
                                                         Chief Executive Officer

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      F-1

FINANCIAL STATEMENTS

  Balance Sheets                                                             F-2
  Statements of Operations                                                   F-3
  Statements of Proprietor's/Stockholders' Deficiency                        F-4
  Statements of Cash Flows                                                   F-5

NOTES TO FINANCIAL STATEMENTS                                                F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Proprietor of FBO Air


We have audited the accompanying balance sheet of FBO Air (a development stage enterprise) as of December 31, 2003 and the related statements of operations, proprietor's deficiency and cash flows for the period from January 17, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the proprietorship's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FBO Air (a development stage enterprise) at December 31, 2003 and the results of its operations and its cash flows for the period from January 17, 2003 (inception) through December 31, 2003 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that FBO Air will continue as a going concern. As more fully described in Note 2 the proprietorship has no revenues and has incurred significant operating losses since inception, which raises substantial doubt about the proprietorship's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

October 22, 2004
New York, New York

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                                  BALANCE SHEETS


                                                                           ASSETS

                                                       December 31,                    June 30,
                                                           2003                           2004
                                                       ------------                   ------------
                                                                                      (Unaudited)

CURRENT ASSETS
   Cash                                               $     --                  $        26,262
   Due from stockholder                                     --                           14,510
                                                       -----------                    ------------
            TOTAL ASSETS                              $     --                  $        40,772
                                                       -----------                    ------------

        LIABILITIES AND PROPRIETOR'S/STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
    Accounts payable and accrued liabilities          $   9,575                 $       108,452
    Due to affiliates                                    94,818                             --
                                                       -----------                     ------------
        Total Current Liabilities                       104,393                         108,452

LONG-TERM LIABILITIES
    Convertible notes                                       --                          130,000
                                                       -----------                     ------------
        TOTAL LIABILITIES                               104,393                         238,452

COMMITMENTS AND CONTINGENCIES

PROPRIETOR'S/STOCKHOLDERS' DEFICIENCY
    Common stock - $.001 par value; authorized 1,000
     shares; 593 shares issued and outstanding at
     June 30, 2004                                          --                                1
    Additional paid-in capital                              --                           59,651
    Deficit accumulated during development stage       (104,393)                       (257,332)
                                                       -----------                     ------------
         TOTAL PROPRIETOR'S/STOCKHOLDERS'
           DEFICIENCY                                  (104,393)                       (197,680)
                                                       -----------                     ------------
         TOTAL LIABILITIES AND PROPRIETOR'S/
           STOCKHOLDERS' DEFICIENCY                   $     --                  $        40,772
                                                       -----------                     ------------

                                                          The accompanying notes are an integral part of these financial statements.

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                        STATEMENTS OF OPERATIONS


                                      For the Period
                                           from                                                    Cumulative Period
                                     January 17, 2003        For the Six-Month Period Ended        from January 17, 2003
                                      (Inception) to                    June 30,                   (Inception) to
                                                        ------------------------------------------
                                        December 31,           2003                    2004        June 30, 2004
                                           2003
                                     ------------------ ------------------- ---- ----------------- ---------------------------------
                                                                       (Unaudited)                 (Unaudited)


REVENUE                              $         --       $           --          $         --       $               --
                                         ---------            ---------             ---------                ---------


EXPENSES
    General and administrative
      expenses                            104,393               45,523               185,968                   290,361
    Compensatory element of stock
      issuances
   (for general and
    administrative expenses)                   --                   --                69,227                    69,227
                                         ---------             ---------             ---------               ----------

          TOTAL EXPENSES                  104,393               45,523               255,195                   359,588
                                         ---------             ---------             ---------               ----------
          OPERATING LOSS                 (104,393)             (45,523)             (255,195)                 (359,588)

OTHER EXPENSE
    Interest expense                           --                  --                  2,137                     2,137
                                         ---------             ---------             ---------                ---------
          NET LOSS                    $  (104,393)         $   (45,523)         $   (257,332)       $         (361,725)
                                         ---------             ---------             ---------                ---------
                                         ---------             ---------             ---------                ---------

                                                          The accompanying notes are an integral part of these financial statements.

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)
                             STATEMENTS OF PROPRIETOR'S/STOCKHOLDERS' DEFICIENCY

          For the Period from January 17, 2003 (Inception) Through June 30, 2004



                                                                                                Deficit
                                                                                               Accumulated         Total
                                                 Common Stock               Additional           During        Proprietor's/
                                                --------------               Paid-in           Development     Stockholders'
                                             Shares           Amount          Capital             Stage         Deficiency
                                        ----------------- --------------- ----------------- ------------------- --------------------

BALANCE - January 17, 2003                      --        $       --         $      --        $       --        $        --

   Net loss                                     --                --                --          (104,393)          (104,393)
                                           ---------          ---------         ---------       ---------          ---------
BALANCE -  December 31, 2003                    --                --                --          (104,393)          (104,393)

  Capitalization of deficit at time
    of incorporation                            --                --          (104,393)           104,393                 --

  Conversion of advances from
    affiliates into common stock               343                 1            94,817                                94,818

  Common stock issued for services on
    June 27, 2004 at $277 per share            250                              69,227                 --             69,227

  Net loss                                      --                --                             (257,332)          (257,332)
                                            ---------          ---------      ---------          ---------          ---------

BALANCE -  June 30, 2004 (Unaudited)           593        $        1          $ 59,651        $  (257,332)       $  (197,680)
                                            ---------          ---------      ---------          ---------          ---------
                                            ---------          ---------      ---------          ---------          ---------

                                                          The accompanying notes are an integral part of these financial statements.

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                        STATEMENTS OF CASH FLOWS

--------------------------------------------------------------------------------


                                            For the Period
                                                 from                                                         Cumulative Period
                                           January 17, 2003      For the Six-Month Period Ended             from January 17, 2003
                                            (Inception) to                  June 30,                            (Inception) to
                                                              -------------------------------------
                                           December 31, 2003        2003                 2004                    June 30, 2004
                                          ------------------- ------------------ -- --------------- --------------------------------
                                                                          (Unaudited)                            (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                 $     (104,393)     $     (45,523)        $   (257,332)   $                (361,725)
    Adjustments to reconcile net loss            ---------          ---------            ---------                    ---------
       to net cash used in operating
       activities:
         Compensatory element of stock
           issuances                                   --                --                69,227                       69,227
    Changes in operating assets and
         liabilities:
           Due from stockholder
                                                       --                --               (14,510)                     (14,510)
         Accounts payable and accrued
           liabilities                              9,575                --                98,877                      108,452
                                                 ---------           ---------           ---------                     ---------
         TOTAL ADJUSTMENTS                          9,575                --               153,594                      163,169
                                                 ---------           ---------           ---------                     ---------

         NET CASH USED IN OPERATING
           ACTIVITIES                             (94,818)           (45,523)            (103,738)                    (198,556)
                                                 ---------           ---------           ---------                    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from the sale of convertible
    notes                                             --                --                130,000                      130,000
      Advances from affiliates                     94,818             45,523                 --                         94,818
                                                 ---------           ---------           ---------                     ---------
          NET CASH PROVIDED BY FINANCING
            ACTIVITIES                             94,818             45,523              130,000                      224,818
                                                 ---------           ---------           ---------                     ---------
              NET INCREASE IN CASH                                      --                 26,262                       26,262

CASH - Beginning                                     --                 --                    --                          --
                                                 ---------           ---------           ---------                     ---------
CASH - Ending                                        --                 --                 26,262                       26,262
                                                 ---------           ---------           ---------                     ---------
                                                 ---------           ---------           ---------                     ---------

                                                          The accompanying notes are an integral part of these financial statements.

                                                                   FBO AIR, INC.
                                                      And FBO AIR (FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                        STATEMENTS OF CASH FLOWS
                                                                     (continued)

                                            For the Period
                                                 from                                                         Cumulative Period
                                           January 17, 2003      For the Six-Month Period Ended             from January 17, 2003
                                            (Inception) to                  June 30,                            (Inception) to
                                                              -------------------------------------
                                           December 31, 2003        2003                 2004                    June 30, 2004
                                          ------------------- ------------------ -- --------------- --------------------------------
                                                                          (Unaudited)                            (Unaudited)


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Cash paid during the periods for:

     Interest                               $        --        $        --          $       --          $                --
                                                ---------           ---------          ---------                     ---------
                                                ---------           ---------          ---------                     ---------
     Income taxes                           $        --        $        --          $       --          $                --
                                                ---------           ---------          ---------                     ---------
                                                ---------           ---------          ---------                     ---------
  Non-cash investing and financing
    activities:

      Advances from affiliates converted
        to equity                           $        --        $        --          $      94,818       $               94,818
                                                 ---------           ---------           ---------                     ---------
                                                 ---------           ---------           ---------                     ---------

                                                          The accompanying notes are an integral part of these financial statements.

                                                                   FBO AIR, INC.
                                      And FBO AIR (Predecessor to FBO Air, Inc.)
                                                (A Development Stage Enterprise)

                                                   NOTES TO FINANCIAL STATEMENTS
                    (Information Related to June 30, 2004 and 2003 is unaudited)



NOTE 1 - Nature of Operations and Basis of Presentation

     Nature of Operations FBO Air (the "Company") was formed on January 17, 2003 (date of inception) as a proprietorship to acquire and operate fixed base operations ("FBO"). FBO operators are the primary providers of services to general aviation aircraft operators. The Company's business strategy is to purchase and consolidate FBO operators in the secondary and tertiary markets located within the United States.

     The Company is in the development stage and its efforts to date have been principally devoted to the organizational activities of raising capital, recruiting and hiring of key personnel, and identifying and screening of potential FBO acquisitions.

     Basis of Presentation
     On January 2, 2004, the Company was incorporated in the State of Arizona. The balance sheet as of December 31, 2003 and the related statements of operations, proprietor's deficiency and cash flows for the period from January 17, 2003 (date of inception) through December 31, 2003 represent the activity of the proprietorship. The balance sheet of the Company as of June 30, 2004, and the related statements of operations, stockholders' deficiency and cash flows for the six months ended June 30, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not contain all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of the Company's management, the accompanying unaudited financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to make the financial position of the Company as of June 30, 2004 and the results of its operations and cash flows for the six months ended June 30, 2004 not misleading.


NOTE 2 - Going Concern and Management's Plans

     The Company's primary source of operating funds since inception has been provided by the proprietor and his affiliates. The Company intends to raise additional capital through private debt and equity investors. However, there is no assurance that these funds, if raised, will be sufficient to enable the Company to fully complete its development activities, attain profitable operations or continue as a going concern. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As of December 31, 2003, the proprietorship had no working capital and had no revenues and incurred operating losses during the period from January 17, 2003 (date of inception) through December 31, 2003.

     These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not reflect the possible effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.


NOTE 3 - Summary of Significant Accounting Policies

     Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes
     The proprietorship itself is not a taxpaying entity for purposes of Federal and State income taxes. Federal and state income taxes of the proprietorship are computed on its total income from all sources. Accordingly, no provision for income taxes is made for the period from January 17, 2003 (date of inception) through December 31, 2003. As of January 2, 2004 (date of incorporation), the Company accounts for income taxes using the liability method as required by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("SFAS 109"). Under this method, deferred tax assets and liabilities are determined based on differences between their financial reporting and tax basis of assets and liabilities. The Company was not required to provide for a provision for income taxes for the six months ended June 30, 2004 as a result of net operating losses incurred during the period. As of June 30, 2004, the Company had available approximately $257,000 of net operating losses ("NOL") available for income tax purposes that may be carried forward to offset future taxable income, if any. These carryforwards expire in various years through 2024. At June 30, 2004, the Company has a deferred tax asset of approximately $103,000, which consists primarily of temporary differences relating to net operating losses. The Company's deferred tax asset has been fully reserved by a valuation allowance because realization of its benefit is uncertain. The difference between the statutory tax rate of 35% and the Company's effective tax rate of 0% is due to the increase in the valuation allowance of approximately $103,000. The Company's ability to utilize its carryforwards may be subject to an annual limitation in future periods pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

     Fair Value of Financial Instruments
     The reported amounts of our financial instruments, including accounts payable and accrued liabilities, approximate their fair value due to their short maturities. The carrying amounts of debt approximate fair value since the debt agreements provide for interest rates that approximate market.

     Stock Options
     During 2003, the Company adopted SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure". This statement amended SFAS No. 123, "Accounting for Stock-Based Compensation". As permitted under SFAS No. 123, the Company continues to apply Accounting Principles Board Opinion
     (APB) No. 25, "Accounting for Stock Issued to Employees". Presentation of pro forma information under SFAS No. 148 is not presented, as the Company did not have options granted or outstanding during the periods presented.


NOTE 4 - Due from Stockholder

     In June 2004, the Company advanced $14,510 as an unsecured loan to its principal stockholder. This amount was repaid in full by the stockholder in September 2004.


NOTE 5 - Due to Affiliates

     During the period from January 17, 2003 (inception) through December 31, 2003, the Company funded its operations from funds provided by its proprietor and an investor. These advances were unsecured, non-interest bearing and due on demand. On January 2, 2004, the balance due to affiliates, $94,818, was converted into 343 shares of common stock (see
     Note 7).


NOTE 6 - Convertible Notes

     In April 2004, the Company entered into a convertible loan agreement with a group of investors to purchase five-year, 8% convertible notes in the aggregate principal amount of $400,000 as follows: (a) $130,000 upon signing and (b) $270,000 upon the later to occur of: (1) a reverse merger transaction and (2) the acquisition of an FBO as defined in the agreement. The convertible notes mature April 2009, with interest payable quarterly, beginning with the first interest payment, which is due December 1, 2004. The Company has the option to pay interest in cash or common stock of the new company following a reverse merger transaction (see Note 9). For the purpose of determining the number of shares to be issued in payment of interest, such shares shall be valued at the average of their fair market value during the five trading days preceding the interest payment date. The notes plus accrued interest are convertible following a reverse merger transaction through the maturity date, into 40%, as defined in the agreement, of the new company's outstanding common stock. In addition, the holders have certain piggyback registration, tag along and other rights as defined in the agreement. The Company is required to maintain certain financial and other covenants.

NOTE 7 - Proprietor's/Stockholders' Deficiency

     During the period from January 17, 2003 (inception) through December 31, 2003, the Company operated as a proprietorship.

     On January 2, 2004, affiliates converted $94,818 of amounts owed to them into 343 shares of common stock.

     As of June 30, 2004, the Company issued 250 shares of common stock as consideration for services performed by various individuals valued in the aggregate of $69,227.

NOTE 8 - Commitments and Contingencies

     Operating Lease
     In May 2004, the Company entered into a non-cancelable operating lease of an automobile for a company officer expiring in August 3, 2008. Future minimum lease payments under this operating lease at June 30, 2004 are as follows:

                   -------------------------------------- ----------------------
                            Years Ended June 30:                  Amount
                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------
                                  2005                          $  5,640
                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------
                                  2006                             5,640
                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------
                                  2007                             5,640
                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------
                                  2008                               470
                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------

                   -------------------------------------- ----------------------
                   -------------------------------------- ----------------------
                                                                  $17,390
                   -------------------------------------- ----------------------

     NOTE 8 - Commitments and Contingencies Consulting Agreements The Company entered into a six-month engagement agreement (the "Agreement") with a financial advisor in April 2004, whereby they will provide advisory services for financial structuring and planning, bridge financing, special situation transactional services and private equity financing. The agreement calls for an initial fee of $15,000 plus $5,000 per month for six months, payable after the closing of the first FBO acquisition, see below. In January 2004, the Company entered into a three-year consulting agreement with a stockholder to provide merger and acquisition advisory services, effective upon an FBO acquisition. The agreement calls for annual consulting fees of $125,000, $150,000 and $200,000, respectively. For each year of the agreement the consultant shall be issued an option to purchase 50,000 shares of common stock of the Company. As of June 30, 2004, the agreement was not in effect and no options were granted. See Note 9 for issuance subsequent to June 30, 2004.

     Employment Agreement
     In January 2004, the Company entered into a three-year employment agreement with its President and Chief Executive Officer, effective upon an FBO acquisition, which provides for an annual salary of $125,000, $150,000 and $200,000, respectively, plus an annual incentive bonus to be determined. In addition, the executive is entitled to receive options to purchase the Company's common stock in an amount to be determined by the board of directors. As of June 30, 2004, the agreement was not in effect and no options were granted.

     Proposed FBO Acquisitions
     The Company has negotiated and issued letters of intent for three potential FBO acquisitions: (1) FBO assets located in Garden City, Kansas, requiring cash at closing of approximately $435,000 and the issuance of a 5% note for approximately $240,000 to be paid out over 18 months; (2) FBO assets located in the central south region of the country, requiring cash at closing of approximately $5,000,000 and the issuance of common stock of the Company following a reverse merger transaction valued at approximately $5,000,000, and (3) stock of an FBO located in the northeast region of the country, requiring a combination of cash and debt totaling approximately
     $2,800,000. Completion of these acquisitions is subject to customary closing conditions including the raising of capital.

NOTE 9 - Subsequent Events

     Merger Transaction
     On August 20, 2004, 100% of the Company was acquired by Shadows Bend Development, Inc., a Nevada corporation ("Shadows Bend"), in a reverse merger transaction, whereby Shadows Bend issued 4,521,625 shares of its common stock to the Company's stockholders. Following the merger, the Company's stockholders owned approximately 75% of the outstanding common stock of Shadows Bend. The transaction has been accounted for as a reverse merger in which the Company is considered to be the acquirer of Shadows Bend. Subsequent to the merger, Shadows Bend changed its name to FBO Air, Inc.

     Stock Options On September 30, 2004, the Company granted a stock option to purchase 25,000 shares of the Company's common stock at a price of $0.01 per share to each of its four independent directors and an option to purchase 50,000 shares of the Company's common stock to a consultant/shareholder of the Company. The foregoing options expire in September 2008 and become exercisable one year from the date of grant. The Company deemed the value of these options to be immaterial using the Black Scholes option pricing model.

     Convertible Notes
     During August 2004 and October 2004, a group of investors waived one provision under its loan agreement and funded the sale of $125,000 and $45,000, respectively, in convertible notes (see Note 6).

                                  FBO AIR, INC.
      Index to Exhibits Filed With Amendment to Current Report on Form 8-K

Exhibit No.   Description of Exhibit                                        Page

   10.4   Amendatory Agreement dated as of July 26, 2004 to the Convertible
          Loan Agreement filed as Exhibit 10.1                               E-2

   10.5   Letter Agreement dated October 21, 2004 by and between the
          Company and the Representative of the Investors.                   E-5

                                                                    Exhibit 10.4

     AMENDATORY AGREEMENT entered into as of this 26th day of July, 2004 (this "Amendment') by and among FBO Air, Inc., an Arizona corporation (the "Borrower"), and the Investors set forth in Schedule A hereto (the "Investors").

     WHEREAS, the Borrower and the Investors have heretofore entered into a Convertible Loan Agreement dated April 16, 2004 (the "Loan Agreement") pursuant to which the Investors were to make Loans to the Borrower aggregating $400,000, of which an aggregate of $130,000 (the "Initial Loans") was advanced to the Borrower by the Investors on April 16, 2004 and an aggregate of $270,000 (the "Subsequent Loans") was to be advanced to the Borrower by the Lenders upon the later to occur of the consummation of two specified transactions (the "Transactions");

     WHEREAS, the Borrower executed a convertible note dated April 16, 2004 (the "Note") to each of the Investors evidencing the Initial Loans and the Notes provided that (1) an Event of Default (as defined in the Note) included the failure by the Borrower to consummate, within 60 days after April 16, 2004, the Transactions and (2) the first interest installment payment was due July 1, 2004; and

     WHEREAS, neither of the Transactions has been consummated as of the date of this Amendment and the parties desire to modify certain terms of the Loan Agreement and the Notes so that the Subsequent Loans may be made by the Investors to the Borrower and that the Borrower not be in default under either the Loan Agreement or any of the Notes;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is acknowledged by all of the parties hereto, the Borrower and the Investors agree as follows:

          1. All capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed thereto in the Loan Agreement and/or the Notes.

          2. The first sentence of Section 1 of the Loan Agreement is hereby amended to read as follows:

          "The Investors hereby agree to make the Loans to the Borrower as follows: (a) $130,000 under execution of this letter agreement (this "Agreement") and (b) $270,000 upon the later to occur of (i) the merger of the Borrower with and into Shadows Bend Development, Inc., a Nevada corporation ("Newco"), and (ii) the Borrower's acquisition of either (A) the assets, rights and properties of Victory Aviation, L.L.C., an Indiana limited liability company ("Victory"), which is the operator of an aviation fixed base operation in Fort Wayne, Indiana, or (B) the acquisition of the assets, rights and properties, or of all of the capital stock, of another operator of an aviation fixed base operation (the "Other FBO Company")."

          3. Section 3(b) of the Loan Agreement is hereby amended to read as follows:

          The Borrower may not, without the Investors' prior written approval, enter into (i) any acquisition of the assets or securities of any person or entity (other than the transaction with Victory and/or the Other FBO Company);
(ii) any financing transaction, whether for indebtedness or equity securities of the Borrower or any subsidiary thereof; or (iii) any transaction involving the prospective expenditure by the Borrower of more than $25,000."

          4. The first paragraph of each of the Notes is hereby amended to provide that the payment of interest commences on December 1, 2004 and not July 1, 2004.

          5. Subclause (2) of the definition of the term "Newco Outstanding Shares" in each of the Notes is hereby amended to read as follows:

          "(2) the shares to be issued either to the sole member of Victory, or to the shareholders or members of the Other FBO Company, in an amount not to exceed eight (8%) percent of the outstanding shares of the Newco Common Stock (including any shares that may be issued after the Merger pursuant to a market adjustment formula);".

          6. Subclause (2) of the definitions of "Event of Default" in each of the Notes is hereby amended to read as follows:

          "(2) the failure by the Borrower to consummate, on or before December 16, 2004, the Merger and either the asset purchase from Victory Aviation, L.L.C. or the asset or stock purchase from the Other FBO Company;".

          7. Except as modified in this Amendment, the terms and considerations of the Loan Agreement and each of the Notes shall remain in full force and effect.

          8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first mentioned.

                                             FBO AIR, INC.



                                             By:      __________________________
                                                      Name:  Ronald Ricciardi
                                                      Title:    President

                                        THE INVESTORS, as per separate signature pages attached hereto

Agreed and accepted as of the date hereof:

         Investor                                    Signature



         Theodore V. Fowler


         Sands Brothers Venture Capital, LLC


         Sands Brothers Venture Capital II, LLC


         Sands Brothers Venture Capital III, LLC


         Sands Brothers Venture Capital IV, LLC


         Katie & Adam Bridge Partners, LLC


         Bonanza Trust


         Andrew Zaro


         KWG Trust


         280 Ventures, LLC

                                                                    Exhibit 10.5

                                  FBO Air, Inc.
                               9087 E. Charter Oak
                              Scottsdale, AZ 85260
                              Phone: (480) 634-6565
                               Fax: (480) 634-6566


                                                                October 21, 2004

Mr. Ted Fowler
Sands Brothers International, Ltd
90 Park Avenue
New York, NY 10016

                        RE: FBO Air, Inc. Convertible Note

Dear Ted,

Our auditors, Marcum & Kliegman, LLP, have raised a question regarding the documentation associated with the investment made by Sands Brothers and affiliates in FBO Air, Inc. in the form of a convertible note.

It seems that in our conversations leading to the final agreement, as we agreed to increase the collective amount of the note to $400,000, we evidently neglected to increase the corresponding percentage ownership into which the note-holders may convert.

It is our understanding that, with the increase in funding from $350,000 to the final $400,000 the note holders do in fact have the right to convert to a 40% ownership position in FBO Air, Inc.

In speaking with our auditors, it may be acceptable to have you and I recognize this commitment as such with a simple letter.

By execution below, I am confirming the intention of FBO Air that, upon conversion, the collective holders of the convertible note shall be eligible to convert to a 40% ownership position in FBO Air, Inc.

By execution below, you are representing this as the understanding of Sands Brothers and affiliate investors as well.

On behalf of:

FBO Air, Inc.                          Sands Brothers and affiliate note holders



Ron Ricciardi                          Ted Fowler